Exhibit 4.1

                        RESTRICTED STOCK OPTION AGREEMENT

                      (As Modified by Employment Agreement)

                                _________________

    THIS RESTRICTED STOCK OPTION AGREEMENT is made as of this 2nd day of July, 1990, by and between SPARTECH CORPORATION, a Delaware Corporation ("SPARTECH") and David B. Mueller (the "Optionee").

    WHEREAS, the Board of Directors of SPARTECH has approved and adopted the Spartech Corporation Restricted Stock Option Plan (the "Restricted Plan") that became effective October 1, 1991; and

    WHEREAS, the Board of Directors of SPARTECH has approved an Employment Agreement dated September 7, 1989 between SPARTECH and Optionee (the "Employment Agreement") requiring certain modifications in existing options and future options, otherwise similar to those issued under the Restricted Plan; and

    WHEREAS, the Employment Agreement provides for the granting, on or about July 1 of each of the four fiscal years 1990 through 1993, an option to purchase 10,000 shares of common stock of SPARTECH having an exercise price which is equal to the market price of the underlying shares on the date of grant, and subject to certain other conditions varying from existing options under the Restricted Plan which are required under the Employment Agreement; and

    WHEREAS, the closing price of SPARTECH's common stock on the date hereof was $3.875 per share; and

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. GRANT OF OPTION. SPARTECH hereby grants to the Optionee the right and option, hereafter called the "Option" to purchase all or any part of an aggregate of 10,000 shares of SPARTECH common stock on the terms and conditions set forth herein.

    2. EXERCISE PRICE. The exercise price of the shares underlying this option shall be $3.875 per share.

    3. DURATION. The option granted hereby shall become exercisable upon issuance of this Agreement and shall remain exercisable until July 1, 2000, its expiration date.

    4. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivery to the President, or Controller of SPARTECH, at its principal office, of a written notice signed by the Optionee specifying the number of shares which the Optionee wishes to purchase pursuant to this Option, and (i) accompanied by a certified check in the amount of the aggregate option price for such number of shares, or alternatively, (ii) by delivery of shares of SPARTECH common stock already owned by the Optionee having a fair market value equal to the exercise price, or (iii) by the delivery of a combination of such shares and certified check.

    For the purposes of this paragraph, the "fair market value" of any shares of SPARTECH common stock tendered by Optionee in exercise or partial exercise of this Option, shall mean the closing bid price of the shares of SPARTECH common stock on the American Stock Exchange (or such other exchange as its common stock may then be traded) on the day of exercise of such option, or if there were no sales on such day, the latest bid price for such stock.

    In no event shall stock be issued or certificates be delivered until full payment shall have been received by SPARTECH nor shall Optionee have any right or status as a stockholder prior to exercise.

    5. RESTRICTIONS ON TRANSFER. (a) The Option being granted hereunder may not be sold, transferred or otherwise disposed of, except through its exercise under the terms and conditions of this Agreement, until a period of at least three (3) years shall have elapsed from the date of this Agreement..

    (b) Optionee represents that he is acquiring this Option pursuant to the Restricted Plan, for investment purposes only, and not with a view to the distribution or public offering thereof. Optionee agrees that he will not make any sale, transfer, pledge, hypothecation, encumbrance or other disposition of this Option, unless and until (i) such Option is registered pursuant to an effective registration statement filed in accordance with the Securities Act of 1933; or (ii) SPARTECH receives an opinion of counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable rules of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    (c) Neither this Option, nor the underlying shares prior to the exercise, shall be transferable, except by Will or pursuant to the laws of descent and distribution. This Option may be exercised during Optionee's lifetime only by him, and upon the death of the Optionee, only for (i) the period ending December 31, 1995, or (ii) the period ending six (6) months following appointment and qualification of his Executor or legal representative, whichever period shall be later. Neither this Option, nor the underlying shares prior to exercise, may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

    (d) If the Optionee's employment is terminated for Cause (as defined in Section 11(c) of the Employment Agreement) or the Optionee unjustifiably resigns (i.e. for reasons other than those permitted under Section 11(a) of the Employment Agreement), this Option shall remain exercisable for a period of at least three (3) years from the date of such termination. As per the Employment Agreement which shall control, regardless of any conflicting terms set forth elsewhere in this Option or in the Restricted Plan.

    6. RESTRICTIONS ON TRANSFER OF SHARES. The shares issued upon exercise of this Option may not be sold or otherwise disposed of until a period of three (3) years have elapsed from the date of this Agreement.

    7. SECURITIES ACT RESTRICTIONS. Unless the shares being acquired on the exercise of this Option may be lawfully resold in accordance with a then currently effective registration statement under the Securities Act of 1933, Optionee agrees, as a condition to the delivery of such shares, to provide SPARTECH with such evidence as SPARTECH shall request to show that the Optionee is acquiring such shares for investment purposes only and not with a view to the distribution or public offering of all or any portion thereof, or of any interest therein. As a condition to delivery of the shares, Optionee shall agree to make no sale or other disposition of such shares unless and until SPARTECH (i) shall have received an opinion of legal counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such shares have been included in a currently effective registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 or (iii) three (3) years have passed since the time such Option has been exercised and receipt of the related shares has occurred. On issuance of the shares being purchased on exercise of this Option, SPARTECH shall have the right to place an appropriate legend on such share certificates summarizing the aforesaid restrictions on the further sale or other disposition of such shares.

    8. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the common stock of SPARTECH are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SPARTECH through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if SPARTECH shall issue common stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors. Any such adjustment on outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, SPARTECH is not the surviving corporation, and in the event that the Agreement of Merger or Consolidation does not provide for the substitution of a new Option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of SPARTECH, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part; provided, however, that this Option shall not be exercisable in whole or in part, later than July 1, 1999. Any adjustments made pursuant to this section shall be made by the Board of Directors of SPARTECH, whose determination as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to an Option shall be eliminated.

    9. GOVERNING PLAN. This Agreement shall, except as expressly modified herein pursuant to the Employment Agreement, be subject to the terms and conditions of the Restricted Plan. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Restricted Plan, other than the required changes in the Options specified in the Employment Agreement, which have been duly included herein, the provisions of the Restricted Plan shall govern.

                              SPARTECH CORPORATION

                              By:   s/Lawrence M. Powers
                                 Lawrence M. Powers
                                 Chairman of the Board

                              OPTIONEE

                               s/David B. Mueller
                              David B. Mueller

                                                                     Exhibit 4.2

                        RESTRICTED STOCK OPTION AGREEMENT

                      (As Modified by Employment Agreement)

                                _________________

    THIS RESTRICTED STOCK OPTION AGREEMENT is made as of this 1st day of July, 1991, by and between SPARTECH CORPORATION, a Delaware Corporation ("SPARTECH") and David B. Mueller (the "Optionee").

    WHEREAS, the Board of Directors of SPARTECH has approved and adopted the Spartech Corporation Restricted Stock Option Plan (the "Restricted Plan") that became effective October 1, 1991; and

    WHEREAS, the Board of Directors of SPARTECH has approved an Employment Agreement dated September 7, 1989 between SPARTECH and Optionee (the "Employment Agreement") requiring certain modifications in existing options and future options, otherwise similar to those issued under the Restricted Plan; and

    WHEREAS, the Employment Agreement provides for the granting, on or about July 1 of each of the four fiscal years 1990 through 1993, an option to purchase 10,000 shares of common stock of SPARTECH having an exercise price which is equal to the market price of the underlying shares on the date of grant, and subject to certain other conditions varying from existing options under the Restricted Plan which are required under the Employment Agreement; and

    WHEREAS, the closing price of SPARTECH's common stock on the date hereof was $1.25 per share; and

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. GRANT OF OPTION. SPARTECH hereby grants to the Optionee the right and option, hereafter called the "Option" to purchase all or any part of an aggregate of 10,000 shares of SPARTECH common stock on the terms and conditions set forth herein.

    2. EXERCISE PRICE. The exercise price of the shares underlying this option shall be $1.25 per share.

    3. DURATION. The option granted hereby shall become exercisable upon issuance of this Agreement and shall remain exercisable until June 30, 2001, its expiration date.

    4. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivery to the President, or Controller of SPARTECH, at its principal office, of a written notice signed by the Optionee specifying the number of shares which the Optionee wishes to purchase pursuant to this Option, and (i) accompanied by a certified check in the amount of the aggregate option price for such number of shares, or alternatively, (ii) by delivery of shares of SPARTECH common stock already owned by the Optionee having a fair market value equal to the exercise price, or (iii) by the delivery of a combination of such shares and certified check.

    For the purposes of this paragraph, the "fair market value" of any shares of SPARTECH common stock tendered by Optionee in exercise or partial exercise of this Option, shall mean the closing bid price of the shares of SPARTECH common stock on the American Stock Exchange (or such other exchange as its common stock may then be traded) on the day of exercise of such option, or if there were no sales on such day, the latest bid price for such stock.

    In no event shall stock be issued or certificates be delivered until full payment shall have been received by SPARTECH nor shall Optionee have any right or status as a stockholder prior to exercise.

    5. RESTRICTIONS ON TRANSFER. (a) The Option being granted hereunder may not be sold, transferred or otherwise disposed of, except through its exercise under the terms and conditions of this Agreement, until a period of at least three (3) years shall have elapsed from the date of this Agreement..

    (b) Optionee represents that he is acquiring this Option pursuant to the Restricted Plan, for investment purposes only, and not with a view to the distribution or public offering thereof. Optionee agrees that he will not make any sale, transfer, pledge, hypothecation, encumbrance or other disposition of this Option, unless and until (i) such Option is registered pursuant to an effective registration statement filed in accordance with the Securities Act of 1933; or (ii) SPARTECH receives an opinion of counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable rules of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    (c) Neither this Option, nor the underlying shares prior to the exercise, shall be transferable, except by Will or pursuant to the laws of descent and distribution. This Option may be exercised during Optionee's lifetime only by him, and upon the death of the Optionee, only for (i) the period ending December 31, 1995, or (ii) the period ending six (6) months following appointment and qualification of his Executor or legal representative, whichever period shall be later. Neither this Option, nor the underlying shares prior to exercise, may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

    (d) If the Optionee's employment is terminated for Cause (as defined in Section 11(c) of the Employment Agreement) or the Optionee unjustifiably resigns (i.e. for reasons other than those permitted under Section 11(a) of the Employment Agreement), this Option shall remain exercisable for a period of at least three (3) years from the date of such termination. As per the Employment Agreement which shall control, regardless of any conflicting terms set forth elsewhere in this Option or in the Restricted Plan.

    6. RESTRICTIONS ON TRANSFER OF SHARES. The shares issued upon exercise of this Option may not be sold or otherwise disposed of until a period of three (3) years have elapsed from the date of this Agreement.

    7. SECURITIES ACT RESTRICTIONS. Unless the shares being acquired on the exercise of this Option may be lawfully resold in accordance with a then currently effective registration statement under the Securities Act of 1933, Optionee agrees, as a condition to the delivery of such shares, to provide SPARTECH with such evidence as SPARTECH shall request to show that the Optionee is acquiring such shares for investment purposes only and not with a view to the distribution or public offering of all or any portion thereof, or of any interest therein. As a condition to delivery of the shares, Optionee shall agree to make no sale or other disposition of such shares unless and until SPARTECH (i) shall have received an opinion of legal counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such shares have been included in a currently effective registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 or (iii) three (3) years have passed since the time such Option has been exercised and receipt of the related shares has occurred. On issuance of the shares being purchased on exercise of this Option, SPARTECH shall have the right to place an appropriate legend on such share certificates summarizing the aforesaid restrictions on the further sale or other disposition of such shares.

    8. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the common stock of SPARTECH are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SPARTECH through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if SPARTECH shall issue common stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors. Any such adjustment on outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, SPARTECH is not the surviving corporation, and in the event that the Agreement of Merger or Consolidation does not provide for the substitution of a new Option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of SPARTECH, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part; provided, however, that this Option shall not be exercisable in whole or in part, later than June 30, 2001. Any adjustments made pursuant to this section shall be made by the Board of Directors of SPARTECH, whose determination as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to an Option shall be eliminated.

    9. GOVERNING PLAN. This Agreement shall, except as expressly modified herein pursuant to the Employment Agreement, be subject to the terms and conditions of the Restricted Plan. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Restricted Plan, other than the required changes in the Options specified in the Employment Agreement, which have been duly included herein, the provisions of the Restricted Plan shall govern.

                              SPARTECH CORPORATION

                              By:   s/Bradley B. Buechler
                                 Bradley B. Buechler
                                 President

                              OPTIONEE

                               s/David B. Mueller
                              David B. Mueller

                                                                     Exhibit 4.3

                        RESTRICTED STOCK OPTION AGREEMENT

    THIS RESTRICTED STOCK OPTION AGREEMENT is made as of this 1st day of July, 1992, by and between SPARTECH CORPORATION, a Delaware Corporation ("SPARTECH") and David B. Mueller (the "Optionee").

    WHEREAS, the Board of Directors of SPARTECH has on July 26, 1991, approved and adopted the Spartech Corporation Restricted Stock Option Plan (the "Restricted Plan") that became effective October 1, 1991; and

    WHEREAS, a committee of the Board of Directors of SPARTECH (the "Committee") has adopted a resolution granting Optionee an option to purchase 60,000 shares of Common Stock of SPARTECH pursuant to the provisions of the Restricted Plan; and

    WHEREAS, the Optionee desires to acquire such restrictive options under the conditions and on the terms set forth by the Board of Directors pursuant to the provisions of the restrictive plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. GRANT OF OPTION. SPARTECH hereby grants to the Optionee the right and option, hereafter called the "Option" to purchase all or any part of an aggregate of 60,000 shares of SPARTECH common stock on the terms and conditions set forth herein.

    2. EXERCISE PRICE. The exercise price of the shares underlying this option shall be $3.00 per share.

    3. DURATION. The option granted hereby shall become exercisable upon issuance of this Agreement and shall remain exercisable until June 30, 2002, its expiration date.

    4. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivery to the Treasurer, or Controller of SPARTECH, at its principal office, of a written notice signed by the Optionee specifying the number of shares which the Optionee wishes to purchase pursuant to this Option, and (i) accompanied by a certified check in the amount of the aggregate option price for such number of shares, or alternatively, (ii) by delivery of shares of SPARTECH common stock already owned by the Optionee having a fair market value equal to the exercise price, or (iii) by the delivery of a combination of such shares and certified check.

    For the purposes of this paragraph, the "fair market value" of any shares of SPARTECH common stock tendered by Optionee in exercise or partial exercise of this Option, shall mean the closing bid price of the shares of SPARTECH common stock on the New York Stock Exchange (or such other exchange as its common stock may then be traded) on the day of exercise of such option, or if there were no sales on such day, the latest bid price for such stock.

    In no event shall stock be issued or certificates be delivered until full payment shall have been received by SPARTECH nor shall Optionee have any right or status as a stockholder prior to exercise.

    5. RESTRICTIONS ON TRANSFER. The Option being granted hereunder, or any shares issued pursuant to the exercise of such option shall be subject to the following restrictions:

    (a) Neither the option granted hereunder nor shares issued pursuant to the exercise of such option may be sold or otherwise disposed of until a period of at least three (3) years shall have elapsed from the date of grant of this option.

    (b) For a period of three (3) years after the option is issued to Optionee, the option, if unexercised, or the underlying shares, if acquired, may in the sole discretion of the Company, be reacquired by the Company at the same price as paid by Optionee for the option and/or shares, as the case may be, should such Optionee's employment or service with the Company be terminated for fraud, misappropriation or similar wrongdoing to the Company. Anything in the foregoing to the contrary notwithstanding, this restriction shall not permit the Company to reacquire shares upon which the prohibition against sale or other disposition has lapsed prior to termination of employment.

    (c) Optionee represents that he is acquiring this Option pursuant to the Restricted Plan, for investment purposes only, and not with a view to the distribution or public offering thereof. Optionee agrees that he will not make any sale, transfer, pledge, hypothecation, encumbrance or other disposition of this Option, unless and until (i) such Option is registered pursuant to an effective registration statement filed in accordance with the Securities Act of 1933; or (ii) SPARTECH receives an opinion of counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable rules of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    (d) Neither this Option, nor the underlying shares prior to the exercise, shall be transferrable, except by Will or pursuant to the laws of descent and distribution. This Option may be exercised during Optionee's lifetime only by him, and upon the death of the Optionee, only for the period ending six (6) months following appointment and qualification of his Executor or legal representative. Neither this Option, nor the underlying shares prior to exercise, may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

    (e) In the event the Optionee's employment or services with SPARTECH shall be terminated voluntarily, with SPARTECH's consent or without such consent, or for any reason whatever, this Option shall remain exercisable for a period of three (3) years from the date of such termination. In no event, however, may this Option be exercised, in whole or in part, later than June 30, 2002.

    6. SECURITIES ACT RESTRICTIONS. Unless the shares being acquired on the exercise of this Option may be lawfully resold in accordance with a then currently effective registration statement under the Securities Act of 1933, Optionee agrees, as a condition to the delivery of such shares, to provide SPARTECH with such evidence as SPARTECH shall request to show that the Optionee is acquiring such shares for investment purposes only and not with a view to the distribution or public offering of all or any portion thereof, or of any interest therein. As a condition to delivery of the shares, Optionee shall agree to make no sale or other disposition of such shares unless and until SPARTECH (i) shall have received an opinion of legal counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such shares have been included in a currently effective registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 or (iii) three (3) years have passed since the time such Option has been exercised and receipt of the related shares has occurred. On issuance of the shares being purchased on exercise of this Option, SPARTECH shall have the right to place an appropriate legend on such share certificates summarizing the aforesaid restrictions on the further sale or other disposition of such shares.

    7. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the common stock of SPARTECH are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SPARTECH through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if SPARTECH shall issue common stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors. Any such adjustment on outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, SPARTECH is not the surviving corporation, and in the event that the Agreement of Merger or Consolidation does not provide for the substitution of a new Option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of SPARTECH, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part; provided, however, that this Option shall not be exercisable in whole or in part, later than June 30, 2002. Any adjustments made pursuant to this section shall be made by the Board of Directors of SPARTECH, whose determination as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to an Option shall be eliminated.

    8. GOVERNING PLAN. This Agreement shall be subject to the terms and conditions of the Restricted Plan. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Restricted Plan, the provisions of the Restricted Plan shall govern.

                              SPARTECH CORPORATION

                              By:   s/Bradley B. Buechler
                                 Bradley B. Buechler
                                 President

                              OPTIONEE

                               s/David B. Mueller
                              David B. Mueller

                                                                     Exhibit 4.4

                        RESTRICTED STOCK OPTION AGREEMENT

    THIS RESTRICTED STOCK OPTION AGREEMENT is made as of this 10th day of December, 1993, by and between SPARTECH CORPORATION, a Delaware Corporation ("SPARTECH") and David B. Mueller (the "Optionee").

    WHEREAS, the Board of Directors of SPARTECH has on July 26, 1991, approved and adopted the Spartech Corporation Restricted Stock Option Plan (the "Restricted Plan") that became effective October 1, 1991; and

    WHEREAS, a committee of the Board of Directors of SPARTECH (the "Committee") has adopted a resolution granting Optionee an option to purchase 40,000 shares of Common Stock of SPARTECH pursuant to the provisions of the Restricted Plan; and

    WHEREAS, the Optionee desires to acquire such restrictive options under the conditions and on the terms set forth by the Board of Directors pursuant to the provisions of the restrictive plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. GRANT OF OPTION. SPARTECH hereby grants to the Optionee the right and option, hereafter called the "Option" to purchase all or any part of an aggregate of 40,000 shares of SPARTECH common stock on the terms and conditions set forth herein.

    2. EXERCISE PRICE. The exercise price of the shares underlying this option shall be $4.375 per share.

    3. DURATION. The option granted hereby shall become exercisable upon issuance of this Agreement and shall remain exercisable until December 9, 2003, its expiration date.

    4. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivery to the Treasurer, or Controller of SPARTECH, at its principal office, of a written notice signed by the Optionee specifying the number of shares which the Optionee wishes to purchase pursuant to this Option, and (i) accompanied by a certified check in the amount of the aggregate option price for such number of shares, or alternatively, (ii) by delivery of shares of SPARTECH common stock already owned by the Optionee having a fair market value equal to the exercise price, or (iii) by the delivery of a combination of such shares and certified check.

    For the purposes of this paragraph, the "fair market value" of any shares of SPARTECH common stock tendered by Optionee in exercise or partial exercise of this Option, shall mean the closing bid price of the shares of SPARTECH common stock on the New York Stock Exchange (or such other exchange as its common stock may then be traded) on the day of exercise of such option, or if there were no sales on such day, the latest bid price for such stock.

    In no event shall stock be issued or certificates be delivered until full payment shall have been received by SPARTECH nor shall Optionee have any right or status as a stockholder prior to exercise.

    5. RESTRICTIONS ON TRANSFER. The Option being granted hereunder, or any shares issued pursuant to the exercise of such option shall be subject to the following restrictions:

    (a) Neither the option granted hereunder nor shares issued pursuant to the exercise of such option may be sold or otherwise disposed of until a period of at least three (3) years shall have elapsed from the date of grant of this option.

    (b) For a period of three (3) years after the option is issued to Optionee, the option, if unexercised, or the underlying shares, if acquired, may in the sole discretion of the Company, be reacquired by the Company at the same price as paid by Optionee for the option and/or shares, as the case may be, should such Optionee's employment or service with the Company be terminated for fraud, misappropriation or similar wrongdoing to the Company. Anything in the foregoing to the contrary notwithstanding, this restriction shall not permit the Company to reacquire shares upon which the prohibition against sale or other disposition has lapsed prior to termination of employment.

    (c) Optionee represents that he is acquiring this Option pursuant to the Restricted Plan, for investment purposes only, and not with a view to the distribution or public offering thereof. Optionee agrees that he will not make any sale, transfer, pledge, hypothecation, encumbrance or other disposition of this Option, unless and until (i) such Option is registered pursuant to an effective registration statement filed in accordance with the Securities Act of 1933; or (ii) SPARTECH receives an opinion of counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable rules of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    (d) Neither this Option, nor the underlying shares prior to the exercise, shall be transferrable, except by Will or pursuant to the laws of descent and distribution. This Option may be exercised during Optionee's lifetime only by him, and upon the death of the Optionee, only for the period ending six (6) months following appointment and qualification of his Executor or legal representative. Neither this Option, nor the underlying shares prior to exercise, may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

    (e) In the event of Optionee employment or services with SPARTECH shall be terminated voluntarily, with SPARTECH's consent or without such consent, or for any reason whatever, this Option shall remain exercisable for a period of three
(3) years from the date of such termination. In no event, however, may this Option be exercised, in whole or in part, later than December 9, 2003.

    6. SECURITIES ACT RESTRICTIONS. Unless the shares being acquired on the exercise of this Option may be lawfully resold in accordance with a then currently effective registration statement under the Securities Act of 1933, Optionee agrees, as a condition to the delivery of such shares, to provide SPARTECH with such evidence as SPARTECH shall request to show that the Optionee is acquiring such shares for investment purposes only and not with a view to the distribution or public offering of all or any portion thereof, or of any interest therein. As a condition to delivery of the shares, Optionee shall agree to make no sale or other disposition of such shares unless and until SPARTECH (i) shall have received an opinion of legal counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such shares have been included in a currently effective registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 or (iii) three (3) years have passed since the time such Option has been exercised and receipt of the related shares has occurred. On issuance of the shares being purchased on exercise of this Option, SPARTECH shall have the right to place an appropriate legend on such share certificates summarizing the aforesaid restrictions on the further sale or other disposition of such shares.

    7. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the common stock of SPARTECH are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SPARTECH through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if SPARTECH shall issue common stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors. Any such adjustment on outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, SPARTECH is not the surviving corporation, and in the event that the Agreement of Merger or Consolidation does not provide for the substitution of a new Option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of SPARTECH, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part; provided, however, that this Option shall not be exercisable in whole or in part, later than December 9, 2003. Any adjustments made pursuant to this section shall be made by the Board of Directors of SPARTECH, whose determination as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to an Option shall be eliminated.

    8. GOVERNING PLAN. This Agreement shall be subject to the terms and conditions of the Restricted Plan. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Restricted Plan, the provisions of the Restricted Plan shall govern.

                              SPARTECH CORPORATION

                              By:   s/Bradley B. Buechler
                                 Bradley B. Buechler

                              OPTIONEE

                               s/David B. Mueller
                              David B. Mueller

                                                                     Exhibit 4.5

                        RESTRICTED STOCK OPTION AGREEMENT

    THIS RESTRICTED STOCK OPTION AGREEMENT is made as of this 1st day of December, 1994, by and between SPARTECH CORPORATION, a Delaware Corporation ("SPARTECH") and David B. Mueller (the "Optionee").

    WHEREAS, the Board of Directors of SPARTECH has on July 26, 1991, approved and adopted the Spartech Corporation Restricted Stock Option Plan (the "Restricted Plan") that became effective October 1, 1991; and

    WHEREAS, a committee of the Board of Directors of SPARTECH (the "Committee") has adopted a resolution granting Optionee an option to purchase 45,000 shares of Common Stock of SPARTECH pursuant to the provisions of the Restricted Plan; and

    WHEREAS, the Optionee desires to acquire such restrictive options under the conditions and on the terms set forth by the Board of Directors pursuant to the provisions of the restrictive plan.

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

    1. GRANT OF OPTION. SPARTECH hereby grants to the Optionee the right and option, hereafter called the "Option" to purchase all or any part of an aggregate of 45,000 shares of SPARTECH common stock on the terms and conditions set forth herein.

    2. EXERCISE PRICE. The exercise price of the shares underlying this option shall be $5.375 per share.

    3. DURATION. The option granted hereby shall become exercisable upon issuance of this Agreement and shall remain exercisable until November 30, 2004, its expiration date.

    4. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivery to the Treasurer, or Controller of SPARTECH, at its principal office, of a written notice signed by the Optionee specifying the number of shares which the Optionee wishes to purchase pursuant to this Option, and (i) accompanied by a certified check in the amount of the aggregate option price for such number of shares, or alternatively, (ii) by delivery of shares of SPARTECH common stock already owned by the Optionee having a fair market value equal to the exercise price, or (iii) by the delivery of a combination of such shares and certified check.

    For the purposes of this paragraph, the "fair market value" of any shares of SPARTECH common stock tendered by Optionee in exercise or partial exercise of this Option, shall mean the closing bid price of the shares of SPARTECH common stock on the American Stock Exchange (or such other exchange as its common stock may then be traded) on the day of exercise of such option, or if there were no sales on such day, the latest bid price for such stock.

    In no event shall stock be issued or certificates be delivered until full payment shall have been received by SPARTECH nor shall Optionee have any right or status as a stockholder prior to exercise.

    5. RESTRICTIONS ON TRANSFER. The Option being granted hereunder, or any shares issued pursuant to the exercise of such option shall be subject to the following restrictions:

    (a) Neither the option granted hereunder nor shares issued pursuant to the exercise of such option may be sold or otherwise disposed of until a period of at least three (3) years shall have elapsed from the date of grant of this option.

    (b) For a period of three (3) years after the option is issued to Optionee, the option, if unexercised, or the underlying shares, if acquired, may in the sole discretion of the Company, be reacquired by the Company at the same price as paid by Optionee for the option and/or shares, as the case may be, should such Optionee's employment or service with the Company be terminated for fraud, misappropriation or similar wrongdoing to the Company. Anything in the foregoing to the contrary notwithstanding, this restriction shall not permit the Company to reacquire shares upon which the prohibition against sale or other disposition has lapsed prior to termination of employment.

    (c) Optionee represents that he is acquiring this Option pursuant to the Restricted Plan, for investment purposes only, and not with a view to the distribution or public offering thereof. Optionee agrees that he will not make any sale, transfer, pledge, hypothecation, encumbrance or other disposition of this Option, unless and until (i) such Option is registered pursuant to an effective registration statement filed in accordance with the Securities Act of 1933; or (ii) SPARTECH receives an opinion of counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable rules of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    (d) Neither this Option, nor the underlying shares prior to the exercise, shall be transferrable, except by Will or pursuant to the laws of descent and distribution. This Option may be exercised during Optionee's lifetime only by him, and upon the death of the Optionee, only for the period ending six (6) months following appointment and qualification of his Executor or legal representative. Neither this Option, nor the underlying shares prior to exercise, may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

    (e) In the event of Optionee employment or services with SPARTECH shall be terminated voluntarily, with SPARTECH's consent or without such consent, or for any reason whatever, this Option shall remain exercisable for a period of at least three (3) years from the date of such termination. In no event, however, may this Option be exercised, in whole or in part, later than November 30, 2004.

    6. SECURITIES ACT RESTRICTIONS. Unless the shares being acquired on the exercise of this Option may be lawfully resold in accordance with a then currently effective registration statement under the Securities Act of 1933, Optionee agrees, as a condition to the delivery of such shares, to provide SPARTECH with such evidence as SPARTECH shall request to show that the Optionee is acquiring such shares for investment purposes only and not with a view to the distribution or public offering of all or any portion thereof, or of any interest therein. As a condition to delivery of the shares, Optionee shall agree to make no sale or other disposition of such shares unless and until SPARTECH (i) shall have received an opinion of legal counsel satisfactory in form and substance to it, to the effect that such sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) such shares have been included in a currently effective registration statement or post-effective amendment to a registration statement under the Securities Act of 1933 or (iii) three (3) years have passed since the time such Option has been exercised and receipt of the related shares has occurred. On issuance of the shares being purchased on exercise of this Option, SPARTECH shall have the right to place an appropriate legend on such share certificates summarizing the aforesaid restrictions on the further sale or other disposition of such shares.

    7. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the common stock of SPARTECH are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of SPARTECH through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if SPARTECH shall issue common stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors. Any such adjustment on outstanding Options shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, SPARTECH is not the surviving corporation, and in the event that the Agreement of Merger or Consolidation does not provide for the substitution of a new Option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of SPARTECH, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part; provided, however, that this Option shall not be exercisable in whole or in part, later than November 30, 2004. Any adjustments made pursuant to this section shall be made by the Board of Directors of SPARTECH, whose determination as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to an Option shall be eliminated.

    8. ARBITRATION. Any dispute arising from or in connection with this Agreement shall be submitted to arbitration. Any arbitration shall be conducted in accordance with the rules of the American Arbitration Association by three arbitrators who shall be appointed in accordance with such rules. The arbitration shall be held in St. Louis, Missouri. Any decision or award of the arbitrators appointed pursuant to this Section shall be final and binding upon the parties hereto, and may be enforced by a court of competent jurisdiction.

    9. GOVERNING PLAN. This Agreement shall be subject to the terms and conditions of the Restricted Plan. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Restricted Plan, the provisions of the Restricted Plan shall govern.

                              SPARTECH CORPORATION

                              By:   s/Bradley B. Buechler
                                 Bradley B. Buechler

                              OPTIONEE

                               s/David B. Mueller
                              David B. Mueller
                                                                     Exhibit 4.6
                                  AMENDMENT TO
                        RESTRICTED STOCK OPTION AGREEMENT

    This Amendment to Restricted Stock Option Agreement is made as of September 10, 1999, by and between Spartech Corporation, a Delaware Corporation ("Spartech") and the individual signing this Amendment as Optionee (the "Optionee").

    WHEREAS, Spartech has granted to the Optionee the Restricted Stock Options described on the attachment to this Amendment (the "Options"), each of which is evidenced by a currently effective Restricted Stock Option Agreement, and

    WHEREAS, Spartech's Board of Directors has approved certain amendments to the Spartech Corporation Restricted Stock Option Plan under which the options were granted, and

    WHEREAS, Spartech's Board of Directors has approved this Amendment for the purpose of applying the changes made by such amendments to the Options, and

    WHEREAS, the Optionee desires to have such changes apply to the Options,

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree that each of the Options is hereby amended in the following respects:

    1. Revised Provisions Regarding Exercise. The Option may be exercised, subject to the terms and conditions contained therein, in the following manner:

   (a) Who May Exercise the Option. The Option may be exercised only by the Optionee or a permitted transferee of this Option registered as such on Spartech's books (in either case, the "Holder").

   (b) Notice and Payment of Exercise Price. The Holder shall deliver to the Chief Financial Officer, Treasurer or Controller of Spartech, at its principal office, a written notice signed by the Holder specifying the number of shares which the Holder wishes to purchase pursuant to the Option, accompanied by:

     (i) A certified or cashier's check in the amount of the aggregate option price for such number of shares, or

     (ii) The delivery of shares of Spartech common stock owned by the Holder for at least six months preceding the exercise date and having a fair market value equal to the exercise price, or

     (iii)  Any combination of the foregoing.

   (c) Mandatory Payment of Withholding Taxes. As a condition of the exercise of the Option, at or before the time of exercise the Holder shall pay, or make arrangements satisfactory to Spartech to assure the timely payment of, all federal and state taxes required to be withheld by Spartech as a result of the exercise. Such withholding taxes may be paid by:

     (i) A certified or cashier's check in the amount of such taxes, or

     (ii) The delivery of shares of Spartech common stock already owned by the Holder and having a fair market value equal to the amount of such taxes, or

     (iii) The partial surrender and cancellation of the Option as to an aggregate number of shares of Spartech common stock which, if issued, would have a fair market value equal to the amount of such taxes, or

     (iv)   Any combination of the foregoing;

Provided that no withholding taxes in excess of the minimum amount of taxes required to be withheld by applicable laws or regulations may be paid by method
(iii), or by method (ii) unless the shares surrendered have been owned by the person exercising the option for at least six months preceding the exercise date. If for any reason payment is not made as aforesaid, Spartech may withhold the amount of any remaining withholding taxes from any other compensation due to the Optionee or other Holder.

   (d) Fair Market Value Definition Revised. For the purposes of the Option, the "fair market value" of a share of Spartech common stock means the closing price on the New York Stock Exchange (or such other exchange as may then be the principal exchange for Spartech common stock) on the last day on which such shares were traded prior to the date the notice of exercise is received by Spartech.

   2. Revised Provisions Regarding Transferability. The Option and any shares issued pursuant to the exercise of the Option shall be subject to the following restrictions:

   (a) Initial Prohibition on Transfers. For a period of three (3) years after the date of grant of the Option:

     (i) If the Optionee's employment or service with Spartech or its subsidiaries is terminated for fraud, misappropriation or similar wrongdoing to Spartech or its subsidiaries, the Option, if unexercised, shall be terminated and the underlying shares, if acquired, may in the sole discretion of Spartech be reacquired by Spartech at the same price paid for the shares, and

     (ii) Neither the Option nor any shares issued pursuant to the exercise of the Option may be sold or otherwise disposed of, except to Spartech.

    (b) Other Limitations on Transfers. The Option shall not be transferable in whole or in part except:

     (i)    By Will, or

     (ii)   Pursuant to the laws of descent and distribution, or

     (iii) By gift or under a domestic relations order to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Optionee's household other than a tenant or employee, a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons or the Optionee control the management of assets, and any other entity in which these persons or the Optionee own more than fifty percent of the voting interests (collectively, "Family Members"), or

     (iv) To any of the Optionee's Family Members other than by gift or under a domestic relations order, with the prior consent of the Committee which consent may in each instance be granted or withheld in the sole discretion of the Committee.

Spartech may require appropriate written evidence of such transfer as a condition of recording any such change of ownership on its books.
Spartech shall not be required to recognize any such transfer until the transfer is duly recorded on its books.

   (c) No Pledges. Neither the Option nor any expectancy in the underlying shares prior to exercise may be pledged, hypothecated, or otherwise used as collateral to secure the payment of any debt.

   3. Option to Remain in Effect Except As Amended. Except as amended by this Amendment, each Option shall remain in effect according to its stated terms.


                        Spartech:   SPARTECH CORPORATION

                                By:   s/Bradley B. Buechler
                                    Bradley B. Buechler
                                    Chairman of the Board, President and
                                    Chief Executive Officer


                        Optionee:     s/David B. Mueller
                              SPARTECH CORPORATION
                      RESTRICTED STOCK OPTIONS OUTSTANDING

                    Grant           Expiration      Exercise        Shares
Option Holder        Date                 Date             Price  @ Aug 31, 1999

David B. Mueller        07/02/90        07/01/00          3.875       10,000
David B. Mueller        07/01/91        06/30/01          1.250       10,000
David B. Mueller        07/01/92        06/30/02          3.000       60,000
David B. Mueller        12/10/93        12/09/03          4.375       40,000
David B. Mueller        12/01/94        11/30/04          5.375       45,000
David B. Mueller        11/30/95        11/29/05          6.750       50,000
David B. Mueller        12/09/96        12/08/06         10.875       60,000
David B. Mueller        11/03/97        11/02/07         15.875      150,000
David B. Mueller        11/01/98        10/31/08         18.000       27,500